                IN ACCORDANCE WITH RULE 202 OF REGULATION S-T,
              THIS SOLICITATION STATEMENT IS BEING FILED IN PAPER
                 PURSUANT TO A CONTINUING HARDSHIP EXEMPTION

                          SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    NYLIFE REALTY INCOME PARTNERS I, L.P.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
         Units of Limited Partnership Interest
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
         2,833,925.5 Units
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         $_______ (aggregate amount of cash, estimated only for purposes of computing the filing fee, to be distributed to security holders assuming sale of all of the properties of the Registrant for
         $_______)
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
         $_______ (aggregate amount of cash, estimated only for purposes of computing the filing fee, to be distributed to security holders assuming sale of all of the properties of the Registrant for
         $_______)
        ------------------------------------------------------------------------
     5) Total fee paid:
         $_______
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

         FIELD BULLETIN BOARD NOTICE TO REPS RE FINAL PROXY/CONSENTS

TO:  Registered Representatives selling Proprietary Limited Partnerships:

Copies of the final Definitive Consent Solicitation Statements for NYLOG, NYLIFE Energy Investors, NYLIFE Realty Income Partners, and NYLIFE Government Mortgages Plus are being sent to investors this week in connection with the solicitation of investors to approve the liquidation of the Partnerships as part of the class action settlement. Your bound copy will follow later this week. These versions supersede the preliminary materials sent in March.

A proxy or consent form is included with the definitive Statement for each of the proprietary partnerships in which investors hold units. IN ORDER TO MEET THE SCHEDULED HEARING DATE FOR APPROVAL OF THE SETTLEMENT, WHICH IS REQUIRED TO AUTHORIZE SETTLEMENT PAYMENTS, IT IS IMPORTANT THAT THE LIMITED PARTNERS VOTE THEIR UNITS, REGARDLESS OF THE NUMBER OF UNITS HELD, BY SIGNING, DATING AND MAILING THEIR FORM(S) PROMPTLY.

As you know, each of these limited partnerships is soliciting the consent of your investing clients to dissolve, wind up, liquidate, and terminate their respective partnerships. Liquidation of each partnership requires that the limited partners of record vote to approve the liquidation. IT IS IMPORTANT THAT YOU - AND YOUR CLIENTS - READ CAREFULLY THE DEFINITIVE SOLICITATION STATEMENT IN ITS ENTIRETY.

YOU MAY ALSO SOLICIT SUCH CONSENT FROM YOUR CLIENTS BY ENCOURAGING THEM TO RETURN THEIR PROXY OR CONSENT FORM, REFERRING TO THE DEFINITIVE STATEMENTS, AND THE RECOMMENDATION OF THE GENERAL PARTNERS FOUND THEREIN.

If you have questions, please call the toll free number for reps:
1-800-278-4157. Investors may be referred to 1-800-278-4117.


                                       ###

G-TEL TO REPS RE FINAL PROXY/CONSENTS


TO:  Registered Reps selling Proprietary Limited Partnerships:

Copies of the definitive Proxy/Consent Solicitation Statements for NYLOG, NYLIFE Energy Investors, NYLIFE Realty Income Partners, and NYLIFE Government Mortgage Plus are being sent to investors this week in connection with the solicitation of investors to approve the liquidation of the Partnerships as part of the class action settlement. Your bound copy will follow later this week. These versions supersede the preliminary materials sent in March.

A proxy or consent form is included with the definitive Statement for each of the proprietary partnerships in which investors hold units. IN ORDER TO MEET THE SCHEDULED HEARING DATE FOR APPROVAL OF THE SETTLEMENT, WHICH IS REQUIRED TO AUTHORIZE SETTLEMENT PAYMENTS, IT IS IMPORTANT THAT THE LIMITED PARTNERS VOTE THEIR UNITS, REGARDLESS OF THE NUMBER OF UNITS HELD, BY SIGNING, DATING AND MAILING THEIR FORM(S) PROMPTLY.

If you have questions, please call the toll free number for reps:
1-800-278-4157. Investors may be referred to 1-800-278-4117.


                                    ###

DRAFT
TALKING POINTS FOR OUTGOING CALLS TO REPS RE FINAL PROXY/CONSENTS


- - Hello. This is (NAME) calling in regard to class action settlement involving your clients who purchased proprietary limited partnerships.

- - As you know, in March your investors were sent a copy of the preliminary Proxy/Consent Solicitation Materials for each partnership they purchased.

- - I'm calling to let you know that the final copy - otherwise called the definitive Proxy/Consent Solicitation Statements - are being mailed to your clients this week. (If necessary: such as NYLOG, NYLIFE Energy Investors, NYLIFE Realty Income Partners, and NYLIFE Government Mortgage Plus). A bound version will be sent to you at the end of the week.

- - To expedite the effort to meet the settlement deadlines and issue payment to your clients as quickly as possible, the mailings to clients were made in advance of the copy you will receive.

- - Your clients have been sent a copy of the definitive Proxy/Consent Statement for each of the proprietary partnerships in which they hold units, ALONG WITH A PROXY OR CONSENT FORM. IT IS IMPORTANT THAT THE LIMITED PARTNERS VOTE THEIR UNITS, REGARDLESS OF THE NUMBER OF UNITS HELD, BY SIGNING, DATING AND MAILING THEIR FORM(S) PROMPTLY.

- - As you know, each of these limited partnerships is soliciting the consent of your investing clients to dissolve, wind up, liquidate, and terminate their respective partnerships. Liquidation of each partnership requires that the limited partners of record vote to approve the liquidation.
  IT IS IMPORTANT THAT YOU - AND YOUR CLIENTS - READ CAREFULLY THE
  DEFINITIVE PROXY/CONSENT SOLICITATION STATEMENT IN ITS ENTIRETY.

- - In the Statements, you will note that the General Partners are recommending the liquidation of the partnership, except for NYLIFE Mortgage Plus where there is no recommendation either for or against liquidation. The Partnerships have retained the services of D.F. King to solicit the proxies or written consents of the limited partners. YOU MAY ALSO SOLICIT SUCH CONSENT FROM YOUR CLIENTS BY ENCOURAGING THEM TO RETURN THEIR PROXY OR WRITTEN CONSENT FORMS, REFERRING TO THE DEFINITIVE PROXY/CONSENT STATEMENTS, AND THE RECOMMENDATION OF THE GENERAL PARTNERS FOUND THEREIN.

- - If you have questions, please call the toll free number for reps:
  1-800-278-4157. Investors may be referred to another toll-free number at 1-800-278-4117.